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                                                                    Exhibit 23





                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

               We consent to the incorporation by reference in this Form 8-K/A of Security Dynamics Technologies, Inc. of our report dated April 8, 1996 with respect to the financial statements of RSA Data Security, Inc. included in the Registration Statement (Form S-4 No. 333-7265) of Security Dynamics Technologies, Inc.


                                          /s/  ERNST & YOUNG LLP


         Palo Alto, California
         August 2, 1996